UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2011

HOST HOTELS & RESORTS, INC.

HOST HOTELS & RESORTS, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland (Host Hotels & Resorts, Inc.) Delaware (Host Hotels & Resorts, L.P.)	001-14625 0-25087	53-0085950 52-2095412
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive

Suite 1500

Bethesda, Maryland 20817

(Address of Principal Executive Offices and Zip Code)

(240) 744-1000

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 27, 2011, Host Hotels & Resorts, L.P. (“Host L.P.”), for whom Host Hotels & Resorts, Inc. (“Host REIT”) acts as a sole general partner, gave notice that it intends to redeem $150 million of the $325 million outstanding principal amount of its 3.25% Exchangeable Senior Debentures due 2024 (“Exchangeable Debentures”). The redemption date for the Exchangeable Debentures is June 27, 2011 (the “Redemption Date”) pursuant to an irrevocable notice delivered by the trustee to the depositary on Host L.P.’s behalf on May 27, 2011. The Exchangeable Debentures were issued pursuant to Host L.P.’s Amended and Restated Indenture, dated as of August 5, 1998, among Host L.P., the Subsidiary Guarantors named therein and The Bank of New York Mellon, as trustee, as amended (the “Indenture”). Under the terms of the Exchangeable Debentures, the redemption price will be 100.000% of the principal amount thereof, together with accrued and unpaid interest thereon to the Redemption Date. The Exchangeable Debentures selected for redemption become exchangeable pursuant to the Indenture. The current exchange price is 65.5744 shares of Host REIT common stock per $1,000 principal amount of Exchangeable Debentures (which is equivalent to an exchange price of $15.25 per share). Based on the exchange price, we expect that holders of Exchangeable Debentures selected for redemption will elect to exchange their Exchangeable Debentures for shares of Host REIT common stock rather than receive the cash redemption price as long as the common stock price exceeds $15.25. Pursuant to the Indenture, the deadline to exchange is June 23, 2011.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: national and local economic and business conditions, including the effect on travel of potential terrorist attacks, that will affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt agreements; relationships with property managers; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations which influence or determine wages, prices, construction procedures and costs; our ability to complete acquisitions and dispositions; and our ability to continue to satisfy complex rules in order for us to remain a REIT for federal income tax purposes and other risks and uncertainties associated with our business described in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q filed with the SEC. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this current report is as of the date of this report, and we undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.
(Registrant)

Date: May 31, 2011	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President and Corporate Controller

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P.
(Registrant)

		By:	HOST HOTELS & RESORTS, INC.
Its General Partner

Date: May 31, 2011	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President and Corporate Controller